UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2014

Washington Prime Group Inc.

(Exact name of registrant as specified in its charter)

Indiana	001-36252	46-4323686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue

Bethesda, Maryland 20814

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code (240) 630-0000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

LTIP Awards to Certain Executive Officers

Grants of Inducement LTIP Units. On August 25, 2014, the Company awarded time-vested LTIP Units (“Officer Inducement LTIP Units”) to each of the following executive officers of the Company (collectively, the “Officers”) in the following amounts: (a) 15,000 units to Robert P. Demchak, Secretary and General Counsel, (b) 15,000 units to Michael J. Gaffney, Senior Vice President of Capital Markets, (c) 20,000 units to Myles H. Minton, Chief Operating Officer, and (d) 30,000 units to C. Marc Richards, Chief Financial Officer.  The Officer Inducement LTIP Units were granted pursuant to the Series 2014B LTIP Unit Award Agreements between the Company and each of the Officers, respectively (the “Inducement LTIP Agreements”), as long-term incentive compensation under the terms of the Employment Agreements between the Company and each of the Officers, and pursuant to the 2014 Stock Incentive Plan of Washington Prime Group, L.P. (the “Incentive Plan”). The LTIP Units were designated as “Series 2014B LTIP Units” pursuant to the Certificate of Designation of Series 2014B LTIP Units, dated as of August 25, 2014.

The Officer Inducement LTIP Units vest 25% on each of the first four anniversaries of the award date, subject to each respective Officer’s continued employment on each such vesting date.  A holder of unvested and vested Officer Inducement LTIP Units, until and unless forfeited, will be entitled to receive distributions at the time and to the extent provided for in the Certificate of Designation and the Partnership Agreement. In the event of the Officer’s termination of employment by the Company other than for Cause or as a result of the Officer’s resignation for Good Reason, in each case in accordance with the terms of the Employment Agreement (and only if the Officer delivers, and does not revoke, an executed release not later than the release deadline specified in the Employment Agreement), all remaining unvested Officer Inducement LTIP Units upon such termination of employment will vest on the day following such release deadline.

Under the Officer Inducement LTIP Agreements, each Officer agrees to certain restrictive covenants including, among other things, agreeing to adhere to confidentiality, noncompetition, non-solicitation, and non-disparagement covenants, and to provide prior notice to the Company before accepting employment with any other entity within two years of such Officer’s termination of employment. In the event that an Officer’s employment terminates as a result of such Officer’s breach of any of these restrictive covenants and agreements, all of such Officer’s unvested and vested Officer Inducement LTIP Units will be forfeited.

The above description is a summary and is qualified in its entirety by the terms of the form of Series 2014B LTIP Unit Award Agreement and the Certificate of Designation of Series 2014B LTIP Units, copies of which are attached hereto as exhibits to this report and are incorporated herein by this reference.

Performance LTIP Units. On August 25, 2014, the Company awarded LTIP units subject to performance conditions described below (“Officer Performance LTIP Units”) to each of the following Officers in the following maximum total amounts: (a) up to 22,500 units to Mr. Demchak, (b) up to 22,500 units to Mr. Gaffney, (c) up to 30,000 units to Mr. Minton, and (d) up to 45,000 units to Mr. Richards.

The Officer Performance LTIP Units relate to the following performance periods: from May 28, 2014 to (i) December 31, 2015, (ii) December 31, 2016, and (iii) December 31, 2017, in each case,

subject to the Officer’s continued employment through the applicable vesting date. The vesting date is May 28, 2017 for the performance periods ending in 2015 and 2016 and is the applicable grant date for the performance period ending in 2017. The Performance LTIP Units are granted promptly (and in any event within 15 days) of the end of each applicable performance period. In each case, the maximum number of Officer Performance LTIP Units granted for each of the performance periods is one-third of the maximum total amounts described above.

The number of Officer Performance LTIP Units granted in respect of each performance period will be determined as a percentage of the maximum, based on the Corporation’s achievement of absolute and relative (versus the MSCI REIT Index) total shareholder return (“TSR”) goals, with 40% of the Officer Performance LTIP Units available for grant with respect to each performance period granted based on achievement of absolute TSR goals, and 60% of the Officer Performance LTIP Units available for grant with respect to each performance period granted based on achievement of relative TSR goals.

The above description is a summary and is qualified in its entirety by the description of the terms and conditions of the grant of the Officer Performance LTIP Units, a copy of which is attached hereto as an exhibit to this report and is incorporated herein by this reference.

ITEM 8.01. OTHER EVENTS.

Item 5.02 sets forth required disclosures regarding inducement LTIPs and performance-based LTIPs awarded to the Company’s executive officers other than the Chief Executive Officer. The Company believes it is also helpful to provide, on a voluntary basis, disclosure of the inducement LTIPs and performance-based LTIPs granted to the Company’s CEO, Mark Ordan, covering substantially the same periods. Mr. Ordan’s compensation was established pursuant to his Employment Agreement (the “Ordan Employment Agreement”), dated February 25, 2014 and effective as of May 28, 2014, the effective date of our separation from Simon Property Group, Inc. Such compensation was previously described in the Information Statement dated May 16, 2014 (the “Information Statement”), filed as Exhibit 99.1 to our Form 8-K filed on May 20, 2014.

$3,000,000 in CEO Inducement LTIP Units. On June 24, 2014, pursuant to the Ordan Employment Agreement, Mr. Ordan received a one-time grant of 153,610 time-vested LTIP units under the Incentive Plan (the “CEO Inducement LTIP Units”), with the number of CEO Inducement LTIP Units calculated to equal $3,000,000 divided by $19.53, the average closing price of our common stock for the 20 consecutive trading days commencing on May 28, 2014. The CEO Inducement LTIP Units vest 25% on each of the first four anniversaries of May 28, 2014, subject to Mr. Ordan’s continued employment on each such vesting date (other than as described in the Information Statement in connection with certain terminations of employment). In the event that Mr. Ordan’s employment terminates as a result of us giving notice of non-renewal at the end of the initial three-year term of the employment agreement, the remaining unvested CEO Inducement LTIP Units will vest on the fourth anniversary of the effective date of the employment agreement, or May 28, 2018.

Up to $5,000,000 in CEO Performance LTIP Grants for First Three Performance Periods. The Ordan Employment Agreement entitles Mr. Ordan to a recurring grant of LTIP units (the “CEO Performance LTIP Units”) in respect of each of the following performance periods: from May 28, 2014 to (i) December 31, 2015, (ii) December 31, 2016, and (iii) December 31, 2017, in each case, subject to Mr. Ordan’s continued employment through each applicable grant date other than as noted below in connection with certain terminations of employment. The CEO Performance LTIP Units are granted promptly (and in any event within 15 days) of the end of each applicable performance period. The number of CEO Performance LTIP Units granted with respect to each performance period will be determined by dividing a cash amount determined with respect to each performance period by $19.53, equal to the average closing price of our common stock for the 20 consecutive trading days commencing on May 28, 2014. The cash amount will be not greater than $2,000,000 with respect to the performance period ending on December 31, 2015 and not greater than $1,500,000 with respect to each of the performance periods ending on December 31, 2016 and 2017, determined as a percentage of such maximum amount based on the Corporation’s achievement of absolute and relative (versus the MSCI REIT Index) TSR goals, with 40% of the CEO Performance LTIP Units available for grant with respect to each performance period based on achievement of absolute TSR goals, and 60% available for grant based on achievement of relative TSR goals. Other than as described in the Information Statement in connection with certain terminations of employment, CEO Performance LTIP Units vest on May 28, 2017, subject to Mr. Ordan’s continued employment through such date (such that CEO Performance LTIP Units with respect to the final performance period are fully vested on the grant date).

General. The above description is a summary and is qualified in its entirety by (i) the description of certain provisions of the Ordan Employment Agreement, including but not limited to terms relating to the treatment of awards in the event of a change in control or termination of Mr. Ordan’s employment, in the Information Statement under the caption “Compensation Discussion and Analysis — WPG Compensation Programs Following the Separation — Employment Agreement,” and (ii) the terms of the Ordan Employment Agreement, the award agreement for the CEO Inducement LTIP Units and the related Certificate of Designation, each of which is incorporated as an exhibit to this report and is incorporated herein by this reference.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

10.1	Form of Series 2014B LTIP Unit Award Agreements with Officers.

10.2	Certificate of Designation of Series 2014B LTIP Units of Washington Prime Group, L.P.

10.3	Terms and Conditions of the Grant of Special Performance LTIP Units to Officers.

10.4

Employment Agreement between Washington Prime Group Inc. and Mark Ordan, dated as of February 15, 2014 (incorporated herein by reference to Amendment No. 2 to the Company’s Registration Statement on Form 10 filed on March 24, 2014).

10.5	Series 2014 Inducement LTIP Unit Award Agreement, dated as of June 25, 2014 (incorporated by reference to Form 8-K filed June 27, 2014).

10.6	Certificate of Designation of Series 2014 Inducement LTIP Units of Washington Prime Group, L.P. (incorporated by reference to Form 8-K filed June 27, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2014

WASHINGTON PRIME GROUP INC.

	By:	/s/ C. Marc Richards
	Name:	C. Marc Richards
	Title:	Vice President and Chief
Financial Officer

EXHIBIT INDEX

10.1	Form of Series 2014B LTIP Unit Award Agreements with Officers.

10.2	Certificate of Designation of Series 2014B LTIP Units of Washington Prime Group, L.P.

10.3	Terms and Conditions of the Grant of Special Performance LTIP Units to Officers.

10.4

Employment Agreement between Washington Prime Group Inc. and Mark Ordan, dated as of February 15, 2014 (incorporated herein by reference to Amendment No. 2 to the Company’s Registration Statement on Form 10 filed on March 24, 2014).

10.5	Form of Series 2014 Inducement LTIP Unit Award Agreement with Mark Ordan, dated as of June 25, 2014 (incorporated by reference to Form 8-K filed June 27, 2014).

10.6	Certificate of Designation of Series 2014 Inducement LTIP Units of Washington Prime Group, L.P. (incorporated by reference to Form 8-K filed June 27, 2014).